Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LCNB Corp. (the "Company") on Form 10-Q for the period ending September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Eric J. Meilstrup, Chief Executive Officer, and Robert C. Haines, II, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric J. Meilstrup	/s/ Robert C. Haines, II
Eric J. Meilstrup Chief Executive Officer and President	Robert C. Haines, II Executive Vice President and Chief Financial Officer

Date:   November 8, 2023